Exhibit 99.1
The Company is furnishing the following information regarding the finance expenses of its Talbot segment in order to facilitate more detailed analysis of the cost of the Talbot third party FAL facility. Talbot is the Bermuda parent of the specialty insurance group operating primarily within the Lloyd’s insurance market through Syndicate 1183 (the “Syndicate”).
1.	Gross premiums written by underwriting year of account for the 2003 to 2007 calendar years in order to demonstrate the relationship between calendar year gross premiums written and ultimate gross premiums written (Table 2-A).

2.	Ultimate gross premiums written and ultimate gross premiums earned for the 2003 to 2005 underwriting years of account in order to demonstrate the relationship between ultimate gross premiums written and ultimate gross premiums earned (Table 2-B).

3.	Gross premiums written and gross premiums earned for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to show the percentage of ultimate gross premiums earned by underwriting year of account which emerge by calendar quarter (Tables 3-A, 3-B, 3-C, 3-D and 3-E).

4.	Ceded premiums written for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to show the percentage allocation of ceded premiums written to each underwriting year of account by calendar quarter (Tables 4-A and 4-B).

5.	Ceded premiums earned for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to show the percentage of ceded premiums earned by underwriting year of account for each calendar quarter of a calendar year (Tables 4-C and 4-D).

6.	Net premiums written and net premiums earned for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account (Tables 5-A, 5-B and 5-C).

7.	Combined ratio and underwriting profit for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to show the contribution to calendar quarter underwriting profit by each underwriting year of account (Tables 6-A, 6-B and 6-C).

8.	Investment return for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to show the percentage contribution in each calendar quarter of each underwriting year of account to total investment return (Tables 7-A and 7-B).

9.	Exchange adjustment for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account as a reconciling item as Syndicate Profit is the sum of Underwriting Profit, Investment Return and Exchange Adjustment (Table 7-C).

10.	Syndicate profit and FAL cost for the calendar quarters of the 2005 to 2007 calendar years and the interim period ended March 31, 2008 by underwriting year of account in order to demonstrate the relationship between Syndicate profit and FAL cost for each calendar quarter period by year of account (Tables 8-A, 8-B and 8-C).

Gross Premiums Written and Gross Premiums Earned by Calendar Year
The following table analyzes historical ultimate basis gross premiums written and gross premiums earned for the Syndicate by underwriting year of account, as well as calculating the ratios of premiums earned and premiums written for each year of account relative to each calendar year. Ultimate premiums written and ultimate premiums earned are recognized over the three calendar years a given underwriting year of account remains open. Ultimate premiums written may differ from ultimate premiums earned due to the translation of underlying currency balances at different average rates of exchange.
Table 2-A

									% of Year of Account Ultimate Gross
Year of	Gross Premiums Written by Calendar Year								Premiums Written in Calendar Year
Account	2003	2004	2005	2006	2007	Total	Ultimate		First	Second	Third	Total
	(Dollars in thousands)
2003	$415,648	$23,441	$15,446	$—	$—	$454,535	$454,535		91.4%	5.2%	3.4%	100.0%
2004	—	502,436	49,583	18,106	—	570,125	570,125		88.1%	8.7%	3.2%	100.0%
2005	—	—	527,125	39,708	16,907	583,740	583,740		90.3%	6.8%	2.9%	100.0%
2006	—	—	—	590,838	30,028	620,866		(a)
2007	—	—	—	—	640,789	640,789		(a)
Table 2-B

	Ultimate Gross		Earned,
Year of	Premiums		% of
Account	Written	Earned	Written
	(Dollars in thousands)
2003	$454,535	$460,990	101.4%
2004	570,125	570,377	100.0%
2005	583,740	585,285	100.3%

(a)	Ultimate gross premiums written emerges over three calendar years, and consequently ultimate gross premiums written for the 2006 underwriting year of account will not be finally determined until the end of the 2008 calendar year and ultimate gross premiums written for the 2007 underwriting year of account will not be finally determined until the end of the 2009 calendar year.

Gross Premiums Written and Gross Premiums Earned by Calendar Quarter
The following tables analyze historical gross premiums written and gross premiums earned for the Syndicate for each of the quarterly periods comprising the 2005 to 2007 calendar years and the first quarter of 2008, by underwriting year of account. Gross premiums earned by quarter, expressed as a percentage of ultimate gross premiums earned is presented to provide information on the pattern of earning ultimate gross premiums earned.
Table 3-A

Gross Premiums Written
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
	(Dollars in thousands)
2003	$3,437	$3,629	$4,470	$3,910	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,446
2004	23,485	11,799	14,405	(106)	3,628	5,592	4,715	4,171	—	—	—	—	—	67,689
2005	142,881	136,213	119,185	128,846	17,368	8,589	5,245	8,506	3,587	7,960	2,946	2,414	—	583,740
2006	—	—	—	—	151,118	149,369	131,204	159,147	16,911	13,240	1,805	(1,928)	8,280	629,146
2007	—	—	—	—	—	—	—	—	178,307	181,180	138,291	143,011	28,728	669,517
2008	—	—	—	—	—	—	—	—	—	—	—	—	164,786	164,786

	$169,803	$151,641	$138,060	$132,650	$172,114	$163,550	$141,164	$171,824	$198,805	$202,380	$143,042	$143,497	$201,794	$2,130,324

Table 3-B

Gross Premiums Earned
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
	(Dollars in thousands)
2003	$10,479	$7,121	$5,976	$5,246	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,822
2004	94,338	73,668	57,844	25,700	10,422	8,427	5,685	5,014	—	—	—	—	—	281,098
2005	26,998	59,196	95,899	117,451	93,896	76,237	50,489	34,071	11,674	11,555	4,370	3,449	—	585,285
2006	—	—	—	—	28,288	63,373	101,258	134,782	114,096	85,861	51,280	30,993	17,643	627,574
2007	—	—	—	—	—	—	—	—	33,534	74,584	110,494	143,064	123,982	485,658
2008	—	—	—	—	—	—	—	—	—	—	—	—	29,885	29,885

	$131,815	$139,985	$159,719	$148,397	$132,606	$148,037	$157,432	$173,867	$159,304	$172,000	$166,144	$177,506	$171,510	$2,038,322

Table 3-C

Gross Premiums Earned, % of Ultimate Gross Premiums Earned
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Ultimate
														(Dollars in thousands)
2003	2.3%	1.5%	1.3%	1.1%	—	—	—	—	—	—	—	—	—	$460,990
2004	16.5%	12.9%	10.1%	4.5%	1.8%	1.5%	1.0%	0.9%	—	—	—	—	—	570,377
2005	4.6%	10.1%	16.4%	20.1%	16.0%	13.0%	8.6%	5.8%	2.0%	2.0%	0.7%	0.6%	—	585,285
Table 3-D

Gross Premiums Earned, % of Ultimate Gross Premiums Earned by Quarter
Year of	Calendar Quarter After Beginning of the Applicable Year of Account
Account	First	Second	Third	Fourth	Fifth	Sixth	Seventh	Eighth	Ninth	Tenth	Eleventh	Twelfth
2003	—	—	—	—	—	—	—	—	2.3%	1.5%	1.3%	1.1%
2004	—	—	—	—	16.5%	12.9%	10.1%	4.5%	1.8%	1.5%	1.0%	0.9%
2005	4.6%	10.1%	16.4%	20.1%	16.0%	13.0%	8.6%	5.8%	2.0%	2.0%	0.7%	0.6%
2006	4.4%	9.8%	15.6%	20.8%	17.6%	13.2%	7.9%	4.8%	2.7%	—	—	—
2007	4.6%	10.3%	15.3%	19.8%	17.2%	—	—	—	—	—	—	—
Table 3-E

Gross Premiums Earned, % of Calendar Quarter by Year of Account
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	7.9%	5.1%	3.8%	3.6%	—	—	—	—	—	—	—	—	—
2004	71.6%	52.6%	36.2%	17.3%	7.9%	5.7%	3.6%	2.9%	—	—	—	—	—
2005	20.5%	42.3%	60.0%	79.1%	70.8%	51.5%	32.1%	19.6%	7.3%	6.7%	2.6%	1.9%	—
2006	—	—	—	—	21.3%	42.8%	64.3%	77.5%	71.6%	49.9%	30.9%	17.5%	10.3%
2007	—	—	—	—	—	—	—	—	21.1%	43.4%	66.5%	80.6%	72.3%
2008	—	—	—	—	—	—	—	—	—	—	—	—	17.4%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Ceded Premiums Written and Ceded Premiums Earned by Calendar Quarter
The following tables analyze historical ceded premiums written and ceded premiums earned for the Syndicate for each of the quarterly periods comprising the 2005 to 2007 calendar years and the first quarter of 2008, by underwriting year of account. In analyzing ceded premium written, it should be noted that the Syndicate’s excess of loss reinsurance program is placed substantially in the first quarter of a given calendar year, with reinsurance ceded in subsequent quarters generally attributable to reinstatement premiums, quota share coverage or facultative placements. In contrast to gross premiums written, the Syndicate’s ceded reinsurance is generally earned over a four quarter period.
Table 4-A

Ceded Premiums Written
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
	(Dollars in thousands)
2003	$(613)	$355	$4,475	$2,207	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,424
2004	(26,770)	(4,082)	(4,031)	(5,650)	430	(101)	1,805	464	—	—	—	—	—	(37,935)
2005	(41,497)	(9,284)	(28,556)	(10,304)	(37,755)	(4,963)	(2,320)	(809)	1,250	735	2,437	924	—	(130,142)
2006	—	—	—	—	(64,466)	(5,998)	(2,129)	(3,098)	(33,316)	(548)	(1,385)	1,038	954	(108,948)
2007	—	—	—	—	—	—	—	—	(54,371)	(2,248)	(1,667)	(2,715)	(27,866)	(88,867)
2008	—	—	—	—	—	—	—	—	—	—	—	—	(45,493)	(45,493)

	$(68,880)	$(13,011)	$(28,112)	$(13,747)	$(101,791)	$(11,062)	$(2,644)	$(3,443)	$(86,437)	$(2,061)	$(615)	$(753)	$(72,405)	$(404,961)

Table 4-B

Ceded Premiums Written Allocated by Year of Account
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	0.9%	(2.8)%	(15.9)%	(16.1)%	—	—	—	—	—	—	—	—	—
2004	38.9%	31.4%	14.3%	41.1%	(0.4)%	0.9%	(68.2)%	(13.5)%	—	—	—	—	—
2005	60.2%	71.4%	101.6%	75.0%	37.1%	44.9%	87.7%	23.5%	(1.4)%	(35.7)%	(396.3)%	(122.5)%	—
2006	—	—	—	—	63.3%	54.2%	80.5%	90.0%	38.5%	26.6%	225.2%	(137.7)%	(1.3)%
2007	—	—	—	—	—	—	—	—	62.9%	109.1%	271.1%	360.2%	38.5%
2008	—	—	—	—	—	—	—	—	—	—	—	—	62.8%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Table 4-C

Ceded Premiums Earned
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
	(Dollars in thousands)
2003	$(1,901)	$566	$4,352	$1,635	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,652
2004	(11,991)	(11,755)	(19,189)	(10,227)	379	(582)	1,781	455	—	—	—	—	—	(51,129)
2005	(10,285)	(11,960)	(34,302)	(23,845)	(13,515)	(15,942)	(13,857)	(11,168)	816	542	2,406	919	—	(130,191)
2006	—	—	—	—	(11,935)	(19,000)	(18,277)	(18,158)	(12,221)	(11,023)	(11,097)	(8,257)	918	(109,050)
2007	—	—	—	—	—	—	—	—	(12,493)	(12,089)	(13,920)	(14,651)	(14,050)	(67,203)
2008	—	—	—	—	—	—	—	—	—	—	—	—	(10,061)	(10,061)

	$(24,177)	$(23,149)	$(49,139)	$(32,437)	$(25,071)	$(35,524)	$(30,353)	$(28,871)	$(23,898)	$(22,570)	$(22,611)	$(21,989)	$(23,193)	$(362,982)

Table 4-D

Ceded Premiums Earned, % of Calendar Year Ceded Premium Written
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07
2003	(40.9)%	12.2%	93.6%	35.1%	—	—	—	—	—	—	—	—
2004	22.6%	22.1%	36.1%	19.2%	18.6%	(28.6)%	87.6%	22.4%	—	—	—	—
2005	12.8%	14.9%	42.7%	29.7%	24.8%	29.3%	25.4%	20.5%	17.4%	11.6%	51.4%	19.6%
2006	—	—	—	—	17.7%	28.2%	27.1%	27.0%	28.7%	25.9%	26.0%	19.4%
2007	—	—	—	—	—	—	—	—	23.5%	22.7%	26.2%	27.6%
2008	—	—	—	—	—	—	—	—	—	—	—	—

Net Premiums Written and Net Premiums Earned
The following tables analyze historical net premiums written and net premiums earned for the Syndicate for each of the quarterly periods comprising the 2005 to 2007 calendar years and the first quarter of 2008, by underwriting year of account. Net premiums written and earned constitute the difference between (i) gross premiums written and earned and (ii) ceded premiums written and earned, respectively.
Table 5-A

Net Premiums Written
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$2,824	$3,984	$8,945	$6,117	$—	$—	$—	$—	$—	$—	$—	$—	$—	$21,870
2004	(3,285)	7,717	10,374	(5,756)	4,058	5,491	6,520	4,634	—	—	—	—	—	29,753
2005	101,384	126,929	90,629	118,542	(20,387)	3,626	2,925	7,697	4,837	8,695	5,383	3,338	—	453,598
2006	—	—	—	—	86,652	143,371	129,075	156,049	(16,405)	12,692	420	(890)	9,234	520,198
2007	—	—	—	—	—	—	—	—	123,936	178,932	136,624	140,296	862	580,650
2008	—	—	—	—	—	—	—	—	—	—	—	—	119,293	119,293

	$100,923	$138,630	$109,948	$118,903	$70,323	$152,488	$138,520	$168,380	$112,368	$200,319	$142,427	$142,744	$129,389	$1,725,362

Table 5-B

Net Premiums Earned
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08 (a)	Total
(Dollars in thousands)
2003	$8,578	$7,687	$10,328	$6,881	$—	$—	$—	$—	$—	$—	$—	$—	$—	$33,474
2004	82,347	61,913	38,655	15,473	10,801	7,845	7,466	5,469	—	—	—	—	—	229,969
2005	16,713	47,236	61,597	93,606	80,381	60,295	36,632	22,903	12,490	12,097	6,776	4,368	—	455,094
2006	—	—	—	—	16,353	44,373	82,981	116,624	101,875	74,838	40,183	22,736	18,561	518,524
2007	—	—	—	—	—	—	—	—	21,041	62,495	96,574	128,413	109,932	418,455
2008	—	—	—	—	—	—	—	—	—	—	—	—	19,824	19,824

	$107,638	$116,836	$110,580	$115,960	$107,535	$112,513	$127,079	$144,996	$135,406	$149,430	$143,533	$155,517	$148,317	$1,675,340

(a)	The net premiums earned for the three month period ended March 31, 2008 presented in this table do not agree to the figures presented in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission. The difference is a result of Talbot accounting for foreign exchange up to and including December 31, 2007 within its syndicate by treating each of the ledgers within the syndicate as separate branches under FAS 52, each with a separate functional currencies so that each ledger profit and loss account is consolidated at the average rate for the year and the balance sheet (including non-monetary items such as unearned premiums and deferred acquisition costs) is consolidated at the rate of exchange on the balance sheet date (the “closing rate”). Exchange differences on the retranslation of the balance sheet at the closing rate were recognized through other comprehensive income.

For the three months ended March 31, 2008, and future periods, the syndicate has been deemed to have one functional currency United States Dollars (“USD”). Foreign exchange transactions within the syndicate are translated to USD at the exchange rate on the date of the transaction, or at the average rate for the year as an approximation. Monetary assets and liabilities should be retranslated at each period end at the closing rate. Exchange differences on the retranslation of monetary assets are recognized through the profit and loss account. However, for accounting purposes the original policy is retained but a consolidation adjustment is recognized to give effect to the correct accounting policy at the segment level. Thus, syndicate earned premiums will differ from segment earned premiums. The degree of difference will depend primarily on the exchange rate variation between the USD and the United Kingdom Pound.
Table 5-C

Net Premiums Earned, % of Calendar Quarter by Year of Account
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	8.0%	6.6%	9.3%	5.9%	—	—	—	—	—	—	—	—	—
2004	76.5%	53.0%	35.0%	13.3%	10.1%	7.0%	5.9%	3.8%	—	—	—	—	—
2005	15.5%	40.4%	55.7%	80.7%	74.7%	53.6%	28.8%	15.8%	9.3%	8.1%	4.7%	2.8%	—
2006	—	—	—	—	15.2%	39.4%	65.3%	80.4%	75.2%	50.1%	28.0%	14.6%	12.5%
2007	—	—	—	—	—	—	—	—	15.5%	41.8%	67.3%	82.6%	74.1%
2008	—	—	—	—	—	—	—	—	—	—	—	—	13.4%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Combined Ratio and Underwriting Profit
The following tables show the Syndicate’s combined ratio by calendar quarter by underwriting year of account and the Syndicate’s underwriting profit by calendar quarter by underwriting year of account. The combined ratio is a common measure of underwriting results, and is calculated in the numerator as the sum of loss and loss expenses, acquisition expenses and other underwriting expenses and in the denominator as net premiums earned. A combined ratio of less than 100% generally indicates profitable underwriting results for the period indicated. The combined ratio does not give effect to investment return.
Table 6-A

Syndicate Combined Ratio (a)
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	88.1%	76.2%	(17.8)%	(60.6)%	—	—	—	—	—	—	—	—	—
2004	82.1%	88.0%	72.1%	84.3%	84.8%	(129.6)%	(90.2)%	(256.1)%	—	—	—	—	—
2005	164.3%	101.8%	221.9%	97.9%	77.5%	77.5%	68.8%	78.3%	64.5%	84.1%	(275.4)%	(508.9)%	—
2006	—	—	—	—	155.3%	116.1%	78.4%	74.1%	77.1%	76.9%	86.9%	118.0%	29.1%
2007	—	—	—	—	—	—	—	—	142.4%	93.8%	96.5%	87.4%	92.0%
2008	—	—	—	—	—	—	—	—	—	—	—	—	176.0%

	95.3%	92.8%	147.2%	86.6%	90.1%	78.3%	65.7%	62.3%	86.1%	84.5%	76.3%	75.2%	95.4%

(a)	The Syndicate’s combined ratio will not agree to the Talbot segment’s combined ratio due to operating items not recognized at the syndicate level including: managing agent’s fees and profit commission, share compensation, intangible amortization and other segment operating expenses.
Table 6-B

Underwriting Profit
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$526	$785	$9,362	$8,489	$—	$—	$—	$—	$—	$—	$—	$—	$—	$19,162
2004	14,765	7,416	10,778	2,435	1,644	18,014	14,199	19,473	—	—	—	—	—	88,724
2005	(10,739)	(846)	(75,098)	2,001	18,052	13,552	11,426	4,972	4,436	1,928	25,438	26,595	—	21,717
2006	—	—	—	—	(9,042)	(7,150)	17,956	30,148	23,365	17,289	5,264	(4,086)	13,154	86,898
2007	—	—	—	—	—	—	—	—	(8,921)	3,874	3,380	16,136	8,784	23,253
2008	—	—	—	—	—	—	—	—	—	—	—	—	(15,071)	(15,071)

	$4,552	$7,355	$(54,958)	$12,925	$10,654	$24,416	$43,581	$54,593	$18,880	$23,091	$34,082	$38,645	$6,867	$224,683

Table 6-C

% of Calendar Quarter Underwriting Profit by Year of Account
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	11.5%	10.7%	(17.0)%	65.7%	—	—	—	—	—	—	—	—	—
2004	324.4%	100.8%	(19.6)%	18.8%	15.5%	73.8%	32.6%	35.7%	—	—	—	—	—
2005	(235.9)%	(11.5)%	136.6%	15.5%	169.4%	55.5%	26.2%	9.1%	23.5%	8.3%	74.7%	68.8%	0.0%
2006	—	—	—	—	(84.9)%	(29.3)%	41.2%	55.2%	123.8%	74.9%	15.4%	(10.6)%	191.6%
2007	—	—	—	—	—	—	—	—	(47.3)%	16.8%	9.9%	41.8%	127.9%
2008	—	—	—	—	—	—	—	—	—	—	—	—	(219.5)%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Investment Return and Exchange Adjustment
The following tables analyze historical investment return for the Syndicate for each of the quarterly periods comprising the 2005 to 2007 calendar years and the first quarter of 2008, by underwriting year of account. Investment return by quarter, expressed as a percentage of total Syndicate investment return is presented to provide information on the percentage of each calendar quarter’s investment return that is attributable to the applicable year of account.
Table 7-A

Investment Return
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$1,013	$2,910	$1,255	$1,818	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,996
2004	836	2,647	1,248	1,740	1,368	1,570	5,040	2,136	—	—	—	—	—	16,585
2005	35	378	737	1,102	838	988	2,477	1,518	3,948	3,559	4,829	4,996	—	25,405
2006	—	—	—	—	20	211	1,072	1,566	2,643	2,702	3,770	4,000	10,830	26,814
2007	—	—	—	—	—	—	—	—	57	718	1,952	3,046	6,548	12,321
2008	—	—	—	—	—	—	—	—	—	—	—	—	207	207

	$1,884	$5,935	$3,240	$4,660	$2,226	$2,769	$8,589	$5,220	$6,648	$6,979	$10,551	$12,042	$17,585	$88,328

Table 7-B

% of Calendar Quarter Investment Return by Year of Account
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	53.8%	49.0%	38.7%	39.0%	—	—	—	—	—	—	—	—	—
2004	44.4%	44.6%	38.5%	37.3%	61.5%	56.7%	58.7%	40.9%	—	—	—	—	—
2005	1.9%	6.4%	22.7%	23.6%	37.6%	35.7%	28.8%	29.1%	59.4%	51.0%	45.8%	41.5%	—
2006	—	—	—	—	0.9%	7.6%	12.5%	30.0%	39.8%	38.7%	35.7%	33.2%	61.6%
2007	—	—	—	—	—	—	—	—	0.9%	10.3%	18.5%	25.3%	37.2%
2008	—	—	—	—	—	—	—	—	—	—	—	—	1.2%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Table 7-C

Exchange Adjustment
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$339	$744	$825	$226	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,134
2004	(20)	111	898	(420)	(109)	(155)	(23)	(1,342)	—	—	—	—	—	(1,060)
2005	44	(929)	(288)	(629)	104	666	160	1,812	(62)	1,220	1,028	(1,241)	—	1,885
2006	—	—	—	—	(34)	(1,284)	(121)	(166)	51	443	300	(1,255)	96	(1,970)
2007	—	—	—	—	—	—	—	—	97	(6)	(98)	630	579	1,202
2008	—	—	—	—	—	—	—	—	—	—	—	—	(177)	(177)

	$363	$(74)	$1,435	$(823)	$(39)	$(773)	$16	$304	$86	$1,657	$1,230	$(1,866)	$498	$2,014

Syndicate Profit and FAL Cost
Syndicate profit presented in the table below is the sum of (i) underwriting profit, (ii) investment return and(iii) exchange adjustment.
Table 8-A

Syndicate Profit
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$1,878	$4,439	$11,442	$10,533	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,292
2004	15,581	10,174	12,924	3,755	2,903	19,429	19,216	20,267	—	—	—	—	—	104,249
2005	(10,660)	(1,397)	(74,649)	2,474	18,994	15,206	14,063	8,302	8,322	6,707	31,295	30,350	—	49,007
2006	—	—	—	—	(9,056)	(8,223)	18,907	31,548	26,059	20,434	9,334	(1,341)	24,080	111,742
2007	—	—	—	—	—	—	—	—	(8,767)	4,586	5,234	19,812	15,911	36,776
2008	—	—	—	—	—	—	—	—	—	—	—	—	(15,041)	(15,041)

	$6,799	$13,216	$(50,283)	$16,762	$12,841	$26,412	$52,186	$60,117	$25,614	$31,727	$45,863	$48,821	$24,950	$315,025

The below tables show Talbot’s historical FAL cost and the FAL cost as a percentage of Syndicate profit. Between 30% and 65% of syndicate profit is payable to Talbot third party FAL providers up to and including the 2007 underwriting year of account. Some of these costs are fixed; others are profit-related. The fixed payments are generally amortized in proportion to gross premiums earned. The profit-related payments will be $nil in a given calendar quarter for a specific underwriting year of account until that individual year of account becomes profitable on a cumulative basis.
Table 8-B

FAL Cost
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08	Total
(Dollars in thousands)
2003	$1,287	$3,283	$7,374	$7,150	$—	$—	$—	$—	$—	$—	$—	$—	$—	$19,094
2004	5,868	3,791	4,570	1,607	1,101	7,120	7,173	7,931	—	—	—	—	—	39,161
2005	125	404	591	741	927	65	317	202	124	77	4,744	11,390	—	19,707
2006	—	—	—	—	161	380	1,083	10,801	9,204	7,077	3,223	(302)	8,358	39,985
2007	—	—	—	—	—	—	—	—	159	387	815	4,938	4,668	10,967
2008	—	—	—	—	—	—	—	—	—	—	—	—	—	—

	$7,280	$7,478	$12,535	$9,498	$2,189	$7,565	$8,573	$18,934	$9,487	$7,541	$8,782	$16,026	$13,026	$128,914

Table 8-C

FAL Cost, % of Syndicate Profit
Year of	Calendar Quarter for the Three Months Ended
Account	3/31/05	6/30/05	9/30/05	12/31/05	3/31/06	6/30/06	9/30/06	12/31/06	3/31/07	6/30/07	9/30/07	12/31/07	3/31/08
2003	68.5%	74.0%	64.4%	67.9%	—	—	—	—	—	—	—	—	—
2004	37.7%	37.3%	35.4%	42.8%	37.9%	36.6%	37.3%	39.1%	—	—	—	—	—
2005	(1.2)%	(28.9)%	(0.8)%	30.0%	4.9%	0.4%	2.3%	2.4%	1.5%	1.1%	15.2%	37.5%	—
2006	—	—	—	—	(1.8)%	(4.6)%	5.7%	34.2%	35.3%	34.6%	34.5%	22.5%	34.7%
2007	—	—	—	—	—	—	—	—	(1.8)%	8.4%	15.6%	24.9%	29.3%
2008	—	—	—	—	—	—	—	—	—	—	—	—	—